UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K/A
CURRENT REPORT
Amendment No. 1
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced, on December 31, 2025 (the “Closing Date”), Matthews International Corporation, a Pennsylvania corporation (“Matthews” or the “Company”), completed the sale of its interests in Matthews Automation Solutions, LLC, a Delaware limited liability company and wholly-owned subsidiary of Matthews (the “Transferred Entity”), and certain related assets to Duravant LLC (the “Buyer”) pursuant to the terms of an Equity Purchase Agreement dated as of November 12, 2025 by and among Matthews and the Buyer, which was filed as Exhibit 2.1 to that Current Report on Form 8-K with the SEC on November 13, 2025. The Company subsequently filed that Current Report on Form 8-K with the SEC on the Closing Date announcing the completion of the foregoing sale and furnishing the related press release (the “Original Closing Form 8-K”).

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Original Closing Form 8-K, the sole purpose of which is to provide the pro forma financial information as described under Item 9.01(b) below, which was excluded from the Original Closing Form 8-K and filed as an exhibit hereto and incorporated herein by reference. All other items in the Original Closing Form 8-K remain the same.

Item 9.01     Financial Statements and Exhibits.

(b)  Pro Forma Financial Statements.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025 and the unaudited pro forma condensed consolidated statement of income of the Company for the fiscal year ended September 30, 2025 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)  Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Daniel E. Stopar

Daniel E. Stopar
Chief Financial Officer and Treasurer

Date: January 7, 2026